UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2024

FOCUS IMPACT ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-40977	86-2433757
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Park Avenue Ste 911 New York, NY	10177
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 213-0243

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	FIACU	The Nasdaq Stock Market LLC
Shares of Class A common stock included as part of the units	FIAC	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	FIACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 13, 2024, Focus Impact Acquisition Corp. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) relating to its previously announced business combination pursuant to that certain business combination agreement by and among the Company, Focus Impact Amalco Sub Ltd., a company existing under the laws of the Province of British Columbia and a wholly-owned subsidiary of the Company, and DevvStream Holdings Inc., a company existing under the Laws of the Province of British Columbia. The proposals submitted for a vote of the stockholders at the Special Meeting included (i) the Business Combination Proposal, (ii) the SPAC Continuance Proposal, (iii) the Nasdaq Proposal, (iv) the Charter Proposal, (v) the Advisory Charter Proposal, (vi) the Incentive Plan Proposal and (vii) the Adjournment Proposal. Such proposals are described in greater detail in the definitive proxy statement/prospectus of the Company, which was filed with the Securities and Exchange Commission on August 9, 2024.

Holders of 6,774,532 ordinary shares of the Company held of record as of July 18, 2024, the record date for the Special Meeting, were present in person or by proxy at the meeting, representing approximately 90.72% of the voting power of the Company’s ordinary shares as of the record date for the Special Meeting, and constituting a quorum for the transaction of business.

The voting results for the proposals were as follows:

The Business Combination Proposal
☐	FOR	6,768,450	☐	AGAINST	6,082	☐	ABSTAIN	0

The SPAC Continuance Proposal
☐	FOR	6,768,450	☐	AGAINST	6,082	☐	ABSTAIN	0

The Nasdaq Proposal
☐	FOR	6,768,450	☐	AGAINST	6,082	☐	ABSTAIN	0

The Charter Proposal
☐	FOR	6,768,450	☐	AGAINST	6,082	☐	ABSTAIN	0

The Advisory Charter Proposal
☐	FOR	6,768,449	☐	AGAINST	6,083	☐	ABSTAIN	0

The Incentive Plan Proposal
☐	FOR	6,711,611	☐	AGAINST	62,921	☐	ABSTAIN	0

The Adjournment Proposal
☐	FOR	6,768,449	☐	AGAINST	6,083	☐	ABSTAIN	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 2024
FOCUS IMPACT ACQUISITION CORP.

	By:	/s/ Carl Stanton
	Name:	Carl Stanton
	Title:	Chief Executive Officer